[LOGO]  KEMPER FUNDS


                          KEMPER NEW EUROPE FUND, INC.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                December 5, 2000

Dear Stockholders:

     We are pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") of Kemper New Europe Fund, Inc. (the "Fund"). The Meeting is scheduled to be held on December 28, 2000, at 2:00 p.m., Eastern time, at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110. At the Meeting, you will be asked to vote on the following matters:

     o A proposal to elect nominees to serve on the Fund's Board of Directors as Class III Directors (See Proposal 1); and

     o A proposal to ratify or reelect the selection of Ernst & Young LLP as independent auditors of the Fund for the current fiscal year (See Proposal 2).

     YOUR FUND'S BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR EACH PROPOSAL.

Your vote is important. PLEASE TAKE A MOMENT
NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

                               Respectfully,

                               /s/ Mark S. Casady

                               Mark S. Casady
                               President

     WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                          KEMPER NEW EUROPE FUND, INC.
                             ---------------------
                    Notice Of Annual Meeting Of Stockholders
                          To Be Held December 28, 2000
                             ---------------------

     Please take notice that the Annual Meeting of Stockholders of Kemper New Europe Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 on December 28, 2000 at 2:00 p.m., Eastern time, for the following purposes:

     Proposal 1:  To elect nominees to serve on the Fund's Board of Directors as
                  Class III Directors.

     Proposal 2:  To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for the current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof. Holders of record of the shares of common stock of the Fund at the close of business on November 29, 2000, the Record Date, are entitled to vote at the meeting and any adjournments thereof.

                                 By Order of the Board of Directors of the Fund,

                                 /s/ Philip J. Corrola

                                Philip J. Collora, Secretary

December 5, 2000

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOREGOING ITEMS.

     IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting.

                          KEMPER NEW EUROPE FUND, INC.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                             ---------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                OF STOCKHOLDERS
                          To Be Held December 28, 2000
                             ---------------------

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Kemper New Europe Fund, Inc. (the "Fund") for use at the Annual Meeting of the Stockholders, to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 on December 28, 2000, at 2:00 p.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about December 5, 2000 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the votes of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the votes for Proposal 1 and Proposal 2, which require, respectively, the approval of the plurality and a majority of the votes cast at the Meeting.

     Stockholders of the Fund will vote separately with respect to each Proposal.

     The Board fixed the close of business on November 29, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Shareholders are entitled to one vote for each share held. As of November 20, 2000, there were 21,074,840 shares of the Fund outstanding, comprised of 17,355,600 Class A shares, 2,657,318 Class B shares and 1,061,922 Class C shares. Shareholders shall vote on each Proposal in the aggregate, without regard to class.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, without charge, by calling 800-349-4281 or writing the Fund, c/o Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Introduction of Proposals

     Proposal 1 is a recommendation for the election of certain nominees to the Fund's Board of Directors. You are being asked to reelect both Class III Directors whose terms are set to expire at the end of this year. Proposal 2 is a recommendation to ratify or reject Ernst & Young LLP as independent auditors of the Fund for the current fiscal year.

                 PROPOSAL 1: ELECTION OF THE BOARD OF DIRECTORS

     Pursuant to the Fund's Articles of Incorporation, the Board is currently divided into three classes, each class having a term of three years. At the annual meeting of stockholders in each year, the term of one class of Directors expires. Proposal 1 recommends the reelection of the Class III Directors whose current term is set to expire at the upcoming stockholders' meeting.

     The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund (Class III) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for reelection and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Audit and Governance Committee to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning the two nominees for Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III -- Nominees to serve until 2003 Annual Meeting of Stockholders:

                                                                                        Shares
                       Present Office with the Fund, if any;                         Beneficially
                             Principal Occupation or                Year First        Owned as of
                         Employment and Directorships in              Became         September 30,
Name (Date of Birth)        Publicly Held Companies(1)              a Director            2000
--------------------   -------------------------------------        -----------      -------------
Linda C. Coughlin*       Managing Director, Scudder Kemper            Nominee              0
(01/01/52)               Investments, Inc.

John G. Weithers         Director, Retired; Formerly, Chairman          1999              463
(08/08/33)               of the Board and Chief Executive
                         Officer, Chicago Stock Exchange;
                         Director, Federal Life Insurance
                         Company; President of the Members of
                         the Corporation and Trustee, DePaul
                         University.

---------------

* Interested persons of the Funds as defined in the Investment Company Act of 1940 ("1940 Act").

Information Concerning Directors

     The terms of Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in their principal occupation listed in the following table during the past five years, but not necessarily in the same capacity.

     Class I -- Directors serving until 2002 Annual Meeting of Stockholders:


                                                                                        Shares
                       Present Office with the Fund, if any;                         Beneficially
                             Principal Occupation or                Year First        Owned as of
                         Employment and Directorships in              Became         September 30,
Name (Date of Birth)        Publicly Held Companies(1)              a Director            2000
--------------------   -------------------------------------        -----------      -------------
James E. Akins           Director, Consultant on International,         1999               0
(10/15/26)               Political, and Economic Affairs;
                         formerly, a career United States
                         Foreign Service Officer; Energy
                         Adviser for the White House; United
                         States Ambassador to Saudi Arabia.

Arthur R. Gottschalk     Director, Retired; formerly, President,        1999               0
(02/13/25)               Illinois Manufacturers Association;
                         Trustee, Illinois Masonic Medical
                         Center; formerly, Illinois State
                         Senator; formerly, Vice President,
                         The Reuben H. Donnelley Corp.;
                         formerly, attorney.

     Class II-- Directors serving until 2001 Annual Meeting of Stockholders:


                                                                                        Shares
                       Present Office with the Fund, if any;                         Beneficially
                             Principal Occupation or                Year First        Owned as of
                         Employment and Directorships in              Became         September 30,
Name (Date of Birth)        Publicly Held Companies(1)              a Director            2000
--------------------   -------------------------------------        -----------      -------------
James R. Edgar           Director, Distinguished Fellow,                1999               0
(07/22/46)               University of Illinois Institute of
                         Government and Public Affairs;
                         Director, Kemper Insurance Companies
                         (not affiliated with the Kemper
                         Funds); formerly, Governor State of
                         Illinois.

Frederick T. Kelsey      Director, Retired; formerly,                   1999               0
(04/25/27)               consultant to Goldman, Sachs & Co.;
                         formerly, President, Treasurer and
                         Trustee of Institutional Liquid Assets
                         and its affiliated mutual funds;
                         formerly President and Trustee of the
                         Northern Institutional Funds;
                         formerly, President and Trustee of the
                         Pilot Funds.

Fred B. Renwick          Director, Professor of Finance,                1999               0
(02/01/30)               New York University, Stern School of
                         Business; Director, the Wartburg
                         Foundation; Chairman, Investment
                         Committee of Morehouse College of
                         Board of Trustees; Director, American
                         Bible Society Investment Committee;
                         previously member of the Investment
                         Committee of Atlanta University Board
                         of Trustees; formerly Director of Board
                         of Pensions, Evangelical Lutheran Church
                         of America.

     Information Concerning Director Not Standing for Re-election

     The following table sets forth certain information concerning Mr. Littauer, the Director of the Fund, who is not standing for re-election. Unless otherwise noted, Mr. Littauer has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

     Class III-- Director Not Standing for Re-election:



                                                                                        Shares
                       Present Office with the Fund, if any;                         Beneficially
                             Principal Occupation or                Year First        Owned as of
                         Employment and Directorships in              Became         September 30,
Name (Date of Birth)        Publicly Held Companies(1)              a Director            2000
--------------------   -------------------------------------        -----------      -------------
Thomas W. Littauer*      Director, Chairman, and Vice                  1999                0
(04/26/55)               President; formerly, Managing
                         Director; Adviser; Head of Broker
                         Dealer Division of Putnam Investment
                         Management; formerly, President of
                         Client Management Services for
                         Fidelity Investments.

-----------
* Interested persons of the Fund as defined in the Investment Company Act of 1940 ("1940 Act").

(1) Ms. Coughlin serves as a board member of 53 investment companies with 101 portfolios managed by Scudder Kemper Investments, Inc. (the "Adviser"). Mr. Littauer serves as a board member of 39 investment companies with 97 portfolios managed by the Adviser. All other Directors, including Nominee Director Mr. Weithers, serve as board members of 16 investment companies with 58 portfolios managed by the Adviser.

     The Fund pays Directors who are not "interested persons" of the Fund an annual retainer plus expenses, and an attendance fee for each Board meeting and committee meeting attended. As reflected above, the Directors currently serve as board members of various investment companies for which the Adviser serves as investment manager. Directors or officers of the Fund who are "interested persons" receive no compensation from the Fund. The Board of Directors met 11 times during its 2000 fiscal year. The Board of Directors has an Audit and Governance Committee that is comprised of Mr. Akins, Mr. Edgar, Mr. Gottschalk, Mr. Kelsey, Mr. Renwick and Mr. Weithers. Each then current Director attended 75% or more of the respective meetings of the Board and the Audit and Governance Committee (if then a member thereof) held during its 2000 fiscal year.

     The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the Fund's 2000 fiscal year and the total compensation that the Kemper Funds paid or accrued during calendar year 1999.


                                                             Aggregate
                                        Aggregate           Compensation
                                      Compensation      from the Fund and Other
Name of Director                      from the Fund        Kemper Funds(3)
------------------                    -------------     -----------------------
James E. Akins.................          $4,000                 168,700
James R. Edgar(1)..............          $4,000                  84,600
Arthur R. Gottschalk...........          $4,000                 171,200(2)
Frederick T. Kelsey............          $4,100                 168,700
Fred B. Renwick................          $4,100                 168,700
John G. Weithers...............          $4,700                 171,200

------------
(1)  Appointed to the Boards on May 27, 1999.
(2)  Includes deferred fees.
(3) Includes compensation for service on the boards of 16 Kemper Funds with 60 fund portfolios.

     Fund Officers. Information about the executive officers of the Fund, with their respective dates of birth, terms as Fund officers indicated and principal occupation for the past five years, is set forth below.

     Mark S. Casady (9/21/60), president of the Fund since 9/29/99, is a managing director of the Adviser.

     Philip J. Collora (11/15/45), vice president and secretary of the Fund since 9/29/99, is a senior vice president of the Adviser.

     Thomas W. Littauer (4/26/55), vice president of the Fund since 9/29/99, is a managing director of the Adviser.

     Ann M. McCreary (11/6/56), vice president of the Fund since 9/29/99, is a managing director of the Adviser.

     Kathryn L. Quirk (12/3/52), vice president of the Fund since 9/29/99, is a managing director of the Adviser.

     Linda J. Wondrack (9/12/64), vice president of the Fund since 9/29/99, is a senior vice president of the Adviser.

     Carol L. Franklin (12/3/52), vice president of the Fund since 9/29/99, is a managing director of the Adviser.

     John R. Hebble (6/27/59), treasurer of the Fund since 9/29/99, is a senior vice president of the Adviser.

     Brenda Lyons (2/21/63), assistant treasurer of the Fund since 9/29/99, is a senior vice president of the Adviser.

     Caroline Pearson (4/1/62), assistant secretary of the Fund since 9/29/99. Ms. Pearson is a senior vice president of the Adviser; formerly, Associate, Dechert Price & Rhodes (law firm) 1989 to 1997.

     Maureen E. Kane (2/14/62), assistant secretary of the Fund since 9/29/99. Ms. Kane is a vice president of the Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

     The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

Required Vote

     Election of each of the listed nominees for Director of the Fund requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Fund's Directors recommend that Stockholders vote in favor of each of the nominees.

                 PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FUND.

     A majority of the Directors who are "non-interested" persons of the Fund selected Ernst & Young LLP ("E&Y"), independent auditors, to audit the books and records of the Fund for the current fiscal year. The selection of E&Y as independent auditors of the Fund is being submitted to the stockholders for ratification. A representative of E&Y is expected to be available by telephone at the Meeting to respond to any appropriate questions raised at the Meeting and may make a statement.

     E&Y has been the Fund's independent auditors since the Fund was converted to an open-end fund in September of 1999 when it replaced PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund. The decision to change auditors did not involve a disagreement between PwC and the Fund nor was there any disagreement since the Fund's commencement of operations and the decision was not related to PwC's reports on the financial condition of the Fund. The decision to replace PwC was made because there were efficiencies for the Fund in establishing a relationship with E&Y because E&Y was and still is independent auditor to several other funds in the Kemper family of funds. Neither E&Y nor any of its partners has direct or indirect financial interest in the Fund except as independent auditors.

Required Vote

     Ratification of the selection of independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors recommend that stockholders ratify the selection of E&Y as independent auditors for the Fund.

                             ADDITIONAL INFORMATION

General

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. The cost of SCC's services is estimated at approximately $7,000 plus expenses. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures, set forth below, which the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name and address, or the last four digits of the shareholder's social security or employer identification number or both, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the stockholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the stockholder's instructions on the card. Within 72 hours, but in any event before the Meeting, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-877-651-8852. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until voted at the Meeting.

Stockholders

     To the best of the Fund's knowledge, as of September 30, 2000, no stockholder held 5% or more of the Fund's Shares, except as noted below. As of September 30, 2000, the Fund's Directors and officers as a group owned less than 1% of the outstanding voting securities of the Fund.

Name                                                       Percentage
------                                                     ----------

National Financial Services Company                          7.10%
200 Liberty Street
New York, NY 10281

Salomon Smith Barney                                         7.05%
Mutual Fund Dept.
333 W. 34th Street
New York, NY 10001

Charles Schwab & Co.                                         6.70%
101 Montgomery Street
San Francisco, CA 94104

Investment Manager

     Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, serves as the Fund's investment adviser and manager pursuant to an investment management agreement.

Principal Underwriter

     Kemper Distributors Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, serves as the Fund's principal underwriter pursuant to an underwriting agreement.

Legal Proceedings

     The Fund is a defendant in a class action filed in the Southern District of New York that also names the Fund's Directors and investment adviser (Brautigam v. Bratt, et al. No. 98 Civ. 9060 (AKH)). The complaint alleges breaches of fiduciary duty under Sections 36(a) and 48 of the 1940 Act and common law by the defendants in allegedly failing to take adequate steps to diminish the discount to net asset value at which shares of the Fund have traded in recent years. The action was dismissed as moot when the Fund converted to open-end status. The plaintiff then petitioned the District Court for recovery of attorneys' fees, which the court denied. The plaintiff has filed a notice of appeal on the issue of attorneys' fees. The Fund has been advised by counsel that it has meritorious defenses to this appeal and will oppose any effort by plaintiff to recover attorneys' fees.

Other Matters To Come Before the Meeting

     No Board member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

Proposals of Stockholders

     The Fund delayed its 2000 Annual Meeting of Stockholders from July to December. It is currently anticipated that the 2001 Annual Meeting will be held in May. A stockholder wishing to submit a proposal for inclusion in the Fund's proxy statement for the 2001 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund as soon as possible in order to be received with sufficient time before the solicitation of proxies for the 2001 Annual Meeting. A stockholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such notice received no later than January 19, 2001 as timely. The timely submission of a proposal under this rule, however, does not guarantee its inclusion.

                                 By Order of the Board of Directors of the Fund,

                                 /s/ Philip J. Collora

                                 Philip J. Collora
                                 Secretary

December 5, 2000

     WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

    For more information, please call Shareholder Communications Corporation your Fund's information agent at 1-877-651-8852.







                                                                           KNEF

                                                         YOUR VOTE IS IMPORTANT!

P.O. Box 219151     Kansas City, MO 64121-9151
           ADDRESS SERVICE REQUESTED


                       Please fold and detach card at perforation before mailing


PROXY         ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 28, 2000           PROXY

         The undersigned hereby appoints Philip J. Collora, Maureen Kane, Caroline Pearson and Kathryn L. Quirk, and each of them, the proxies and attorneys ofthe undersigned, with the power of substitution to each of them, to vote all shares which the undersigned is entitled to vote of the Kemper New Europe Fund,Inc. at the Annual Meeting of Shareholders of the Kemper New Europe Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc.,Two International Place, Boston, MA 02110, on December 28, 2000, at 2:00 p.m., Eastern time, and at any adjournments thereof.

                                       PLEASE SIGN AND RETURN PROMPTLY IN THE
                                     ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                     Dated                 , 2000
                                           ----------------

                                     Please sign exactly as your name or names appear.
                                     When signing as an attorney, executor,
                                     administrator, trustee or guardian, please give your full title as such.


                                     ------------------------------------------


                                     ------------------------------------------
                                          Signature(s) of Shareholder(s)


                                                                     NEW EUROPE

                                                         YOUR VOTE IS IMPORTANT!


           Please fold and detach card at perforation before mailing

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS.

                   Please vote by filling in the boxes below.

                                                                                  FOR all            WITHHOLD
                                                                              nominees listed    authority to vote
                                                                             (except as noted     for all nominees
                                                                             in space provided)       listed
PROPOSAL 1: To elect Class III Directors to hold office until there respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:                                                                           / /                 / /

Linda C. Coughlin, John G. Weithers

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

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                                                                                    FOR               AGAINST            ABSTAIN

PROPOSAL 2: To ratify the selection of Ernst & Young LLP as the                     / /                 / /                / /
Fund's independent auditors for the current fiscal year.
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The proxies are authorized to vote in their discretion and in accordance with their best judgment, on any other business which may properly come before the meeting and any adjournments thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          PLEASE SIGN ON REVERSE SIDE

                                                                      NEW EUROPE